Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED NOVEMBER 8, 2005 TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005

Effective as of the date of this supplement, on page 24 the section entitled "Disclosure of Portfolio Holdings Policies and Procedures," is deleted in its entirety and replaced with the following:

         "The Funds disclose their calendar quarter-end portfolio holdings on its website, http://www.monetta.com, no earlier than 15 calendar days after the end of each quarter. The Funds also disclose their top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund's website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the Securities and Exchange Commission its semi-annual or annual shareholder report or Form N-Q that includes such period. The most recent portfolio schedules are available on the Funds' website, as noted above, or by calling toll free at (800) MONETTA. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information."

Please keep this supplement for future reference